AMERICAN SURGICAL ASSISTANTS, INC.

CONDENSED FINANCIAL STATEMENTS

AS OF JULY 31, 2005 AND 2004

(UNAUDITED)

AMERICAN SURGICAL ASSISTANTS, INC.

CONTENTS

PAGE	1	CONDENSED BALANCE SHEETS AS OF JULY 31, 2005 AND 2004 (UNAUDITED)

PAGE	3	CONDENSED STATEMENTS OF OPERATIONS FOR THE SEVEN MONTHS ENDED JULY 31, 2005 AND 2004 (UNAUDITED)

PAGE	4	CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY FOR THE SEVEN MONTHS ENDED JULY 31, 2005 (UNAUDITED)

PAGE	5	CONDENSED STATEMENTS OF CASH FLOWS FOR THE SEVEN MONTHS ENDED JULY 31, 2005 AND 2004 (UNAUDITED)

PAGES	6 - 7	NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

AMERICAN SURGICAL ASSISTANTS, INC.

CONDENSED BALANCE SHEETS

AS OF JULY 31, 2005 AND 2004

(UNAUDITED)

ASSETS
	2005	2004
CURRENT ASSETS
Cash	$21,241	$58,684
Accounts receivable, net	1,232,817	922,734
Prepaid expenses and other current assets	45,018	48,000
Total Current Assets	1,299,076	1,029,418

PROPERTY AND EQUIPMENT, NET	63,150	46,061

OTHER ASSETS
Deposits	40,033	36,250

TOTAL ASSETS	$1,402,259	$1,111,729

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$168,224	$205,966
Deposits	75,000	-
Loan payable – stockholder	40,000	-
Accrued income tax	376,862	306,697

TOTAL CURRENT LIABILITIES	660,086	512,663

STOCKHOLDERS’ EQUITY
Common stock, $0.01 par value, 1,000 shares authorized, 900 and 900 shares issued and outstanding, respectively	9	9
Additional paid-in capital	30,229	30,229
Retained earnings	711,935	568,828
Total Stockholders’ Equity	742,173	599,066

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,402,259	$1,111,729

See accompanying notes to condensed financial statements.

AMERICAN SURGICAL ASSISTANTS, INC.

CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Seven Months Ended July 31, 2005	For the Seven Months Ended July 31, 2004

REVENUE, NET	$2,239,749	$2,012,031

OPERATING EXPENSES
General and administrative	349,752	215,247
Salaries	1,022,893	643,157
Contract fees	488,926	742,217
Rent	44,515	44,692
Total Operating Expenses	1,906,086	1,645,313

NET INCOME FROM OPERATIONS	333,663	366,718

OTHER INCOME
Interest income	91	357
Total Other Income	91	357

INCOME FROM OPERATIONS	333,754	367,075

Provision for Income Taxes	118,445	130,093

NET INCOME	$215,309	$236,982

Net income per share - basic and diluted	$239.23	$263.31

Weighted average number of shares outstanding during the period - basic and diluted	900	900

See accompanying notes to condensed financial statements.

AMERICAN SURGICAL ASSISTANTS, INC.

CONDENSED STATEMENT OF CASH FLOWS

(UNAUDITED)

	For the Seven Months Ended July 31, 2005	For the Seven Months Ended July 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$215,309	$236,982
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	8,465	5,552
Provision for uncollectible accounts	12,222	900
Changes in operating assets and liabilities:
Increase in accounts receivable	(537,552)	(218,580)
Increase in prepaid expenses	(488)	(42,490)
Increase in accounts payable and accrued expenses	98,408	(26,478)
Increase in accrued taxes	116,872	130,093
Increase in deposits	45,000
Increase in accounts payable - related party	-	(57,500)
Net Cash Provided By (Used In) Operating Activities	(41,764)	28,479

CASH FLOWS FROM INVESTING ACTIVITIES:
Deposits	(1,783)	-
Purchase of property and equipment	(21,556)	(4,803)
Net Cash Used In Investing Activities	(23,339)	(4,803)

CASH FLOWS FROM FINANCING ACTIVITIES
Loan payable - stockholder	40,000	-
Net Cash Provided By Financing Activities	40,000	-

NET INCREASE (DECREASE) IN CASH	(25,103)	23,676

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	46,344	35,008

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$21,241	$58,684

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for income taxes	$6,722	$5,286

See accompanying notes to condensed financial statements.

AMERICAN SURGICAL ASSISTANTS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

AS OF JULY 31, 2005 AND 2004

(UNAUDITED)

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization

American Surgical Assistants, Inc. (the “Company”) was organized under the laws of the State of Texas on April 4, 2001 as a Texas limited partnership. On June 27, 2002, the Company converted to a Texas corporation. The Company provides surgical assistants to hospitals in the Houston, Texas area.

(B) Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in The United States of America and the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information necessary for a comprehensive presentation of financial position and results of operations.

It is management’s opinion, however that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statements presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

(C) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(D) Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. The Company did not have any cash equivalents as of the balance sheet dates presented in the financial statements.

(E) Income Taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are

AMERICAN SURGICAL ASSISTANTS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

AS OF JULY 31, 2005 AND 2004

(UNAUDITED)

measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(F) Income Per Share

Basic and diluted net income per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, “Earnings Per Share.” As of July 31, 2005 and 2004, there were no common share equivalents outstanding.

(G) Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments including accounts payable approximate fair value due to the relatively short period to maturity for this instrument.

(H) Revenue Recognition

The Company recognizes revenue at the time the services are provided based on the contract amount or the estimated insurance reimbursement at the time of service.

(I) Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of three to five years.

(J) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(K) Impairment of Long-Lived Assets

The Company has adopted SFAS No. 144, which requires that long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets annually. SFAS No. 144 also requires that assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

AMERICAN SURGICAL ASSISTANTS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

AS OF JULY 31, 2005 AND 2004

(UNAUDITED)

(L) Recent Accounting Pronouncements

Statement of Financial Accounting Standards (“SFAS”) No. 151, “Inventory Costs – an amendment of ARB No. 43, Chapter 4” SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67,” SFAS No. 153, “Exchanges of Non-monetary Assets – an amendment of APB Opinion No. 29,” and SFAS No. 123 (revised 2004), “Share-Based Payment,” were recently issued. SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

NOTE 2	ACCOUNTS RECEIVABLE

Accounts receivable at July 31, 2005 and 2004 consisted of the following:

	2005	2004

Trade and other receivables	$1,772,270	$1,384,687
Less: allowance for doubtful accounts	539,453	461,953

Accounts receivable, net	$1,232,817	$922,734

For the periods ended July 31, 2005 and 2004, the Company recorded an allowance for doubtful accounts of $12,222 and $900, respectively.

NOTE 3	LOAN PAYABLE - STOCKHOLDER

During 2005, the Company received a loan of $40,000 from a company related to its President. The loan is unsecured, interest free and due on demand (See Note 6).

NOTE 4	COMMITMENTS AND CONTINGENCIES

(A) Employment Agreement

During July 2005, the Company renewed a service agreement with its President for a period of five years. The agreement renews annually unless cancelled by either party with sixty days written notice. The agreement calls for the President to receive annual compensation of $260,000 per year, an automobile allowance, health insurance, disability insurance of $10,000 per month for a period of five years following any disability that lasts more than ninety days, an expense account of $10,000 per month and a severance equal to $3,000,000, and an option to purchase 5% of any shares issued by the Company during the term of the contract at a discount price equal to 25% of the closing price on the date issued by the Company.

AMERICAN SURGICAL ASSISTANTS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

AS OF JULY 31, 2005 AND 2004

(UNAUDITED)

During July 2005, the Company renewed a service agreement with its Vice President for a period of five years. The agreement renews annually unless cancelled by either party with sixty days written notice. The agreement calls for the Vice President to receive annual compensation of $260,000 per year, an automobile allowance, health insurance, disability insurance of $10,000 per month for a period of five years following any disability that lasts more than ninety days, an expense account of $10,000 per month and a contract termination payment equal to $3,000,000 and an option to purchase 5% of any shares issued by the Company during the term of the contract at a discount price equal to 25% of the closing price on the date issued by the Company.

NOTE 5	RELATED PARTY TRANSACTIONS

During 2005 and 2004, the Company paid rent expense to a corporation owned by an officer under a sublease agreement of $24,500 and $21,000, respectively.

During 2005, the Company received a working capital loan of $40,000 from a company related to its President.

NOTE 6	SUBSEQUENT EVENT

During October 2005, the Company repaid $40,000 of a stockholder loan.

On October 10, 2005, the Company entered into a stock purchase agreement with ASAH Corp. to exchange 100% of the outstanding shares of the Company for 12,000,000 shares, or 99%, of the outstanding common stock of ASAH Corp. The transaction will be treated as a reverse merger, in which the Company will be treated as the accounting acquirer.